UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2012

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2012, Portfolio Recovery Associates, Inc. ("PRA") entered into a new secured credit agreement (the "Credit Agreement") by and among PRA, the domestic wholly-owned subsidiaries of PRA as guarantors (Portfolio Recovery Associates, LLC, PRA Holding I, LLC, PRA Location Services, LLC, PRA Government Services, LLC, PRA Receivables Management, LLC, PRA Holding II, LLC, PRA Holding III, LLC, MuniServices, LLC, PRA Professional Services, LLC, and PRA Financial Services, LLC), Bank of America, N.A. as administrative agent, swing line lender, and l/c issuer, Wells Fargo Bank, N.A. and SunTrust Bank as co-syndication agents, KeyBank, National Association, as documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and SunTrust Robinson Humphrey, Inc. as joint lead arrangers and joint book managers, and the lenders named therein. The total credit facility includes an aggregate principal amount available of $600 million, which consists of (i) a $200 million term loan, (ii) a $380 million domestic revolving credit facility, and (iii) a $20 million multi-currency revolving credit facility, all of which mature on December 19, 2017.

The revolving credit facility is subject to borrowing base limitations and includes a $20 million swing line loan sublimit and a $20 million letter of credit sublimit. The revolving commitments may be borrowed, repaid and reborrowed, as applicable, until the termination date thereof. The Credit Agreement also includes a $250 million incremental revolving credit facility accordion feature.

The term loan and the revolving loans will accrue interest, at the option of PRA, at either the base rate plus 1.50% per annum or the Eurodollar rate plus 2.50% per annum. Interest is payable on base rate loans quarterly in arrears and on Eurodollar loans in arrears on the last day of each interest period or if such interest period exceeds three months, every three months.

The term loan and the revolving loans may be voluntarily prepaid without penalty.

PRA’s obligations under the credit facility are guaranteed by each of PRA’s wholly-owned domestic subsidiaries. The obligations of PRA and the guarantors under the credit facility are secured by a first priority lien on substantially all of the assets of PRA and its wholly-owned domestic subsidiaries.

The Credit Agreement contains customary affirmative and negative covenants and events of default. The Credit Agreement also contains financial covenants that require PRA not to exceed a maximum consolidated leverage ratio, to maintain a minimum consolidated tangible net worth, and to maintain a positive consolidated income from operations. Upon the occurrence and during the continuance of an event of default, the administrative agent shall, at the direction of, or may, with the consent of, lenders holding more than 50% of the commitments, accelerate the obligations under the Credit Agreement.

The revolving credit facility also bears an unused commitment fee of 0.375% per annum, payable quarterly in arrears.

The foregoing does not constitute a complete summary of the terms of the Credit Agreement and reference is made to the complete form of the Credit Agreement attached as Exhibit 10.1 to this report and is hereby incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

On December 19, 2012, in connection with the execution of the Credit Agreement, the secured credit agreement dated December 20, 2010, as amended, by and among PRA, Portfolio Recovery Associates, LLC, PRA Holding I, LLC, PRA Location Services, LLC, PRA Government Services, LLC, PRA Receivables Management, LLC, PRA Holding II, LLC, PRA Holding III, LLC, MuniServices, LLC, Bank of America, N.A., as administrative agent, Wells Fargo Bank, N.A., as syndication agent, SunTrust Bank, as documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as joint lead arrangers and joint book managers, and the lenders named therein (the "Prior Credit Facility") was terminated and the principal amount of the outstanding loans under the Prior Credit Facility was transferred to the Credit Agreement. PRA incurred no prepayment premiums or penalties in connection with the repayment of amounts under, or termination of, the Prior Credit Facility.

A description of the material terms of the Prior Credit Facility can be found under Item 1.01 in the Form 8-K filed by PRA on December 20, 2010, in the credit agreement attached as Exhibit 10.1 to that Form 8-K, and under the section entitled "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Borrowings" in PRA’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012 filed by PRA on November 7, 2012, all of which are incorporated herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above under Item 1.01 is hereby incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 10.1 Credit Agreement dated as of December 19, 2012 by and among PRA, the domestic wholly-owned subsidiaries of PRA as guarantors (Portfolio Recovery Associates, LLC, PRA Holding I, LLC, PRA Location Services, LLC, PRA Government Services, LLC, PRA Receivables Management, LLC, PRA Holding II, LLC, PRA Holding III, LLC, MuniServices, LLC, PRA Professional Services, LLC, and PRA Financial Services, LLC), Bank of America, N.A. as administrative agent, swing line lender, and l/c issuer, Wells Fargo Bank, N.A. and SunTrust Bank as co-syndication agents, KeyBank, National Association, as documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and SunTrust Robinson Humphrey, Inc. as joint lead arrangers and joint book managers, and the lenders named therein.

Exhibit 99.1 Press release dated December 20, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

December 20, 2012	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO

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Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement dated as of December 19, 2012 by and among PRA, the domestic wholly-owned subsidiaries of PRA as guarantors (Portfolio Recovery Associates, LLC, PRA Holding I, LLC, PRA Location Services, LLC, PRA Government Services, LLC, PRA Receivables Management, LLC, PRA Holding II, LLC, PRA Holding III, LLC, MuniServices, LLC, PRA Professional Services, LLC, and PRA Financial Services, LLC), Bank of America, N.A. as administrative agent, swing line lender, and l/c issuer, Wells Fargo Bank, N.A. and SunTrust Bank as co-syndication agents, KeyBank, National Association, as documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and SunTrust Robinson Humphrey, Inc. as joint lead arrangers and joint book managers, and the lenders named therein.
99.1	Press release dated December 20, 2012.